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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) June 6, 2002

WASHINGTON MUTUAL, INC.
(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation)	1-14667 (Commission File No.)	91-1653725 (I.R.S. Employer Identification No.)

1201 Third Avenue
Seattle, Washington 98101
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (206) 461-2000

Item 9. Regulation FD Disclosure.

        On June 6, 2002, Kerry K. Killinger, Chairman, President and Chief Executive Officer of Washington Mutual, Inc. will make the following presentation at the Sanford Bernstein Strategic Decisions Conference:

CORPORATE OVERVIEW

  Sanford Bernstein Strategic Decisions
  Conference

  Kerry Killinger
  Chairman, President and CEO
  June 6, 2002

CORPORATE OVERVIEW

Forward-Looking Statements

This presentation contains forward-looking statements, which are not historical facts and pertain to future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts. When used in this presentation, the words "expects," "anticipates," "intends, "plans," "believes," "seeks," "estimates" and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements for the reasons, among others, discussed under the heading "Business-Factors That May Affect Future Results" in Washington Mutual's 2001 Annual Report on Form 10-K and under the heading, "Cautionary Statements," in Washington Mutual's Quarterly Report on Form 10-Q for the period ended March 31, 2002, which are: changes in general business and economic conditions that may significantly affect our earnings; the risk that our inability to effectively manage the volatility of our mortgage banking business could adversely affect our earnings; the risk that our inability to effectively integrate the operati ons and personnel of companies we have acquired could adversely affect our earnings and financial condition; the possibility that the concentration of operations in California could adversely affect our operating results if the California economy or real estate market declines; competition from other financial services companies in all our markets could make it a bigger challenge for us to achieve our financial goals; changes in the regulation of financial services companies could adversely affect our business.

Business Segment Financial Information

Business segment financial information is prepared for management information purposes and uses methodologies which do not conform to generally accepted accounting principles. These methodologies include internal allocations of the cost of funds, hedge gains or losses, loan loss provisions and certain overhead items.

WM PROFILE

Mission

To be one of the nation's premier financial services companies

  A leading consumer banking franchise

  A leading residential lender(a) and residential servicer(b)

  Nation's 6th-largest banking institution(c)

(a)
Source: Inside Mortgage Finance for YTD 3/31/02

(b)
Source: Inside Mortgage Finance as of 3/31/02

(c)
Source: SNL Securities and earnings releases of publicly held banking and thrift institutions based on total assets as of 3/31/02

WM PROFILE

Broad Business Segments

Banking and Financial Services	Home Loans and Insurance Services
Consumer Banking	Mortgage Banking/Portfolio
Financial Services	Lending
Business Banking	Servicing
Originations
Insurance Services

Specialty Finance Multi-family Lending Commercial Real Estate Consumer Finance

WM PROFILE

INVESTMENT HIGHLIGHTS

  Combined consumer banking/mortgage lending strategy generates strong profitability throughout interest rate cycle

  Double-digit growth of banking fees regardless of interest rate environment

  Relatively small, but growing Specialty Finance unit augments net interest income with higher margin assets

INVESTMENT HIGHLIGHTS

  Lower credit risk profile than commercial banking peers

  Powerful brand focused on middle market consumer

  Proven track record of creating shareholder value

REVENUE DIVERSIFICATION

CREATING A POWERFUL NATIONAL FRANCHISE

Banking and Financial Services

  Broad product line to serve individuals and small-to mid-sized business customers

  Key driver of new household growth

  Offers personal service as a key competitive differentiator

  Offers wide range of investment products including mutual funds, variable and fixed-rate annuities and securities

BANKING AND FINANCIAL SERVICES

BANKING AND FINANCIAL SERVICES

CREATING A POWERFUL NATIONAL FRANCHISE

Home Loans and Insurance Services

A leading residential lender(a)

  Balanced distribution channels

  Diversified geographically

Leading residential servicer(b)

  Serviced 6.8 million loans at 3/31/02

Created the #1 recognized mortgage lending brand(c)

Ability to extend customer relationships

(a)
Source: Inside Mortgage Finance for YTD 3/31/02

(b)
Source: Inside Mortgage Finance as of 3/31/02

(c)
Source: Independent study, TRD Frameworks, Inc. as of December 2001

HOME LOANS AND INSURANCE SERVICES

HOME LOANS AND INSURANCE SERVICES

CREATING A POWERFUL NATIONAL FRANCHISE

Specialty Finance

Multi-family Lending

  Leading multi-family lender in the Western U.S.

Consumer Finance

  Makes direct consumer installment loans, including real estate secured loans, and purchases retail installment contracts from retail establishments

  461 offices in 25 states—primarily in the southeastern and southwestern U.S.

  Strong credit risk management record

CREDIT RISK MANAGEMENT

FIVE-YEAR PLAN: 2000-2004

Achieve Financial Targets

	Q1 2002 Results		Targets 2000-2004
Return on average common equity	20.68%		>20.00%
EPS growth	28.95(a)		>13.00
Efficiency ratio	46.96(b)		<45.00
NPA/Total assets	1.01(c)		<1.00
Common equity/total assets	6.80	(c)(d)	>5.00
Estimated total risk-based capital	11.88	(c)(d)(e)	>11.00

(a)
Increase in earnings per share from 1/1/02 through 3/31/02 over 1/1/01 through 3/31/01

(b)
Excludes amortization of goodwill and other intangible assets

(c)
As of 3/31/02

(d)
Excludes unrealized net gain/loss on available-for-sale securities and derivatives

(e)
Estimate of what WMI's total risk-based capital would be if it were a bank holding company that complies with the Federal Reserve Board capital requirements

CREATING SHAREHOLDER VALUE

CREATING SHAREHOLDER VALUE

ACQUISITION UPDATE

Closed Transactions	Deposit & Loan Servicing Conversion Status
PNC(a)	X
Bank United Corp.	X
Fleet Mortgage Corp.	X
Dime Savings Bank	Q2/Q3 2002
NAMC(b)	TBA
HomeSide Lending(c)	N/A

(a)
The mortgage operations of The PNC Financial Services Group, Inc.

(b)
North American Mortgage Company, a subsidiary of Dime Bancorp, Inc.

(c)
Acquired certain operating assets of HomeSide Lending, Inc.

CHARACTERISITICS OF HIGH PERFORMING COMPANIES

  Above average EPS growth over long term

  Above average return on common equity

  Market leadership with barriers to entry in key businesses

  High growth of customers

  Strong intangible assets

WAMU—A HIGH PERFORMING COMPANY

Above average EPS growth (CAGR) over long term

  EPS growth has averaged 20%(a) since Q1 '96 versus (8%) for the S&P 500(b)

Return on common equity

  ROCE has averaged 22% since the beginning of 2000 through Q1 2002 versus 15% for the S&P 500 Bank Index(c)

Market leadership

  Fast growth banking franchise with strategy to penetrate additional large, metropolitan markets

  Leading mortgage lender and servicer

  Creating a leading multi-family origination and servicing platform

(a)
Calculated using quarterly EPS as originally reported from Q1 '96 to Q1 '02; excludes SAIF assessment in Q3 '96 and transaction-related charges (all applicable periods); includes acquired companies only after date of merger

(b)
Historical EPS growth rate calculated from Q1 '96 to Q4 '01 using quarterly EPS for each period ending Source: Standard and Poor's

(c)
Company data from Bloomberg

WAMU—A HIGH PERFORMING COMPANY

Strong Intangibles

Leading innovator in key businesses

Proven ability to create long-term shareholder value

Deep senior management bench

Track record of successful acquisition integrations

#1 recognized mortgage brand nationally(a)

Most recognized banking brand in key footprint states(b)

(a)
Source: Independent study, TRD Frameworks, Inc. as of December 2001

(b)
Source: Internal survey, October 2001

BUILDING A NATIONAL BRAND

WaMu's Brand Promise:

Great value with friendly
service for everyone

BUILDING A NATIONAL BRAND

BUILDING A NATIONAL BRAND

T.V. Ad Spots

BUILDING A NATIONAL BRAND

BUILDING A NATIONAL BRAND

Occasio

1st Market: Las Vegas—opened Q2 2000
2nd Market: Phoenix—opened Q1 2001
3rd Market: Atlanta—opened Q4 2001
4th Market: NY—opening Q2 2002
5th Market: Denver—opening Q4 2002

Occasio design will be used to expand and retrofit current markets and for new market expansion

SUMMARY

  Dominant franchises in consumer banking and mortgage banking

  Innovative, new retail bank store

  High growth in fee-based revenues

  Lower credit risk model than commercial bank peers

  Powerful brand focused on broad middle market consumers

  Proven track record of creating shareholder value

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

WASHINGTON MUTUAL, INC.
By:	/s/ FAY L. CHAPMAN Fay L. Chapman Senior Executive Vice President

Date: June 4, 2002

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  Item 9. Regulation FD Disclosure.
SIGNATURE